UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	FENC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Stock Option Plan

As further described under Item 5.07 below, on June 18, 2019, the shareholders of Fennec Pharmaceuticals Inc. (“Fennec” or the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Stock Option Plan (as amended, the “Stock Option Plan”) providing that stock options granted under the Plan may have a maximum exercise period of up to ten (10) years. Prior to the Amendment, the maximum exercise period for stock options granted under the Plan was up to eight (8) years. The Amendment was also previously approved by Fennec’s Board of Directors, subject to subsequent shareholder approval of the Amendment.

A complete copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Plan is qualified in its entirety by reference to the complete text of the Plan.

Extension of Outstanding Options

As further described under Item 5.07 below, on June 18, 2019, the shareholders of Fennec approved an extension of the exercise period of outstanding stock options held by Fennec’s officers and directors to the ten (10) year anniversary of the respective grant date of the stock options. The following table shows the impact of this extension on outstanding stock options held by Fennec’s officers and directors.

Name	Options	Date of Grant	Exercise Price	Original Expiry Date	Amended Expiry Date
Rostislav Raykov	150,000	April 4, 2019	$4.83	April 4, 2026	April 4, 2029
	100,000	February 6, 2018	$8.38	February 6, 2025	February 6, 2028
	100,000	June 27, 2017	$5.10	June 27, 2024	June 27, 2027
	150,000	July 5, 2016	$2.45	July 5, 2023	July 5, 2026
	25,000	December 31, 2014	$2.69	December 31, 2021	December 31, 2024
	83,333	January 24, 2014	$1.59	January 24, 2021	January 24, 2024
	16,666	August 23, 2013	$0.72	August 23, 2020	August 23, 2023
	50,000	November 20, 2012	$1.05	November 20, 2019	November 20, 2022
Robert Andrade	80,000	April 4, 2019	$4.83	April 4, 2026	April 4, 2029
	50,000	February 6, 2018	$8.38	February 6, 2025	February 6, 2028
	50,000	June 27, 2017	$5.10	June 27, 2024	June 27, 2027
	75,000	July 5, 2016	$2.45	July 5, 2023	July 5, 2026
Adrian J. Haigh	20,000	June 8, 2018	$10.93	June 8, 2025	June 8, 2028
	20,000	June 27, 2017	$5.10	June 27, 2024	June 27, 2027
	10,246	June 9, 2016	$2.44	June 9, 2023	June 9, 2026
	10,000	December 31, 2014	$2.69	December 31, 2021	December 31, 2024
	133,333	April 25, 2014	$2.31	April 25, 2021	April 25, 2024
Dr. Khalid Islam	25,000	June 8, 2018	$10.93	June 8, 2025	June 8, 2028
	25,000	June 27, 2017	$5.10	June 27, 2024	June 27, 2027
	20,492	June 9, 2016	$2.44	June 9, 2023	June 9, 2026
	50,000	December 11, 2015	$1.13	December 11, 2022	December 11, 2025
	10,000	December 31, 2014	$2.69	December 31, 2021	December 31, 2024
	133,333	April 25, 2014	$2.31	April 25, 2021	April 25, 2024
Marco Brughera	20,000	June 8, 2018	$10.93	June 8, 2025	June 8, 2028
	20,000	June 27, 2017	$5.10	June 27, 2024	June 27, 2027
	35,545	December 30, 2016	$2.11	December 30, 2023	December 30, 2026
Chris A. Rallis	20,000	June 8, 2018	$10.93	June 8, 2025	June 8, 2028
	20,000	June 27, 2017	$5.10	June 27, 2024	June 27, 2027
	10,246	June 9, 2016	$2.44	June 9, 2023	June 9, 2026
	4,098	June 9, 2016	$2.44	June 9, 2023	June 9, 2026
	3,333	November 18, 2011	$1.50	November 18, 2019	November 18, 2021
	8,333	April 4, 2012	$0.60	April 4, 2020	April 4, 2022
	9,259	May 17, 2012	$0.54	May 17, 2020	May 17, 2022
	11,111	August 17, 2012	$0.45	August 17, 2019	August 17, 2022
	4,762	November 20, 2012	$1.05	November 20, 2020	November 20, 2022
	4,166	April 3, 2013	$2.40	April 3, 2020	April 3, 2023
	1,700	May 17, 2013	$2.94	May 17, 2020	May 17, 2023
	5,208	August 6, 2013	$0.96	August 6, 2020	August 6, 2023
	16,666	August 23, 2013	$0.72	August 23, 2020	August 23, 2023
	3,144	January 24, 2014	$1.59	January 24, 2021	January 24, 2024
	4,329	April 25, 2014	$2.31	April 25, 2021	April 25, 2024
	1,389	May 15, 2014	$3.60	May 15, 2021	May 15, 2024
	1,792	August 4, 2014	$2.79	August 4, 2021	August 4, 2024
	1,960	November 7, 2014	$2.55	November 7, 2021	November 7, 2024
	10,000	December 31, 2014	$2.69	December 31, 2021	December 31, 2024
	1,992	March 16, 2015	$2.51	March 16, 2022	March 16, 2025
	2,173	May 11, 2015	$2.30	May 11, 2022	May 11, 2025
	2,127	August 3, 2015	$2.35	August 3, 2022	August 3, 2025
	4,062	November 10, 2015	$1.23	November 10, 2022	November 10, 2025

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2019, the Company held an annual and special meeting of shareholders (the “Meeting”). The shareholders approved all proposals considered at the Meeting and approved all nominees of the Company for director, as follows:

1.     The following five (5) nominees were elected to serve as directors, each to serve until the next annual meeting of shareholders of the Company or until their respective successor shall have been duly elected or duly approved:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Khalid Islam	11,125,297	439,246	4,091,803
Adrian Haigh	10,996,521	568,022	4,091,803
Chris A. Rallis	11,394,527	170,016	4,091,803
Marco Brughera	11,373,256	191,287	4,091,803
Rostislav Raykov	11,458,060	106,483	4,091,803

2.     The resolution to appoint Haskell & White LLP as independent public accounting firm of the Company and to authorize the Board of Directors to fix their remuneration was approved based on the following vote:

Votes For	15,380,805
Votes Withheld	419,291
Abstentions	0
Broker Non-Votes	0

3.     The resolution to vote on the advisory vote on executive compensation was approved based on the following vote:

Votes For	11,052,217
Votes Against	645,567
Abstentions	0
Broker Non-Votes	4,091,812

4.     The resolution on the frequency of the advisory vote to approve the compensation paid to the Company’s named executive officers was approved for one year based on the following vote:

One Year	11,636,070
Two Years	1,676
Three Years	66,347
Abstentions	4,200

5.     The resolution approving the unallocated stock options under the Stock Option Plan was approved based on the following vote:

Votes For	9,298,534	*
Votes Against	2,333,919
Abstentions	0
Broker Non-Votes	4,091,803

* An aggregate of 74,840 common shares, representing the aggregate number of shares held by officers and directors of the Company, have been deducted from the FOR vote in respect of this resolution.

6.     The resolution approving an amendment to the Stock Option Plan was approved based on the following vote:

Votes For	10,929,170	*
Votes Against	704,183
Abstentions	0
Broker Non-Votes	4,091,803

* An aggregate of 74,840 common shares, representing the aggregate number of shares held by officers and directors of the Company, have been deducted from the FOR vote in respect of this resolution.

7.     The resolution approving the extension of outstanding options held by the Company’s officers and directors was approved based on the following vote:

Votes For	11,209,881	*
Votes Against	423,572
Abstentions	0
Broker Non-Votes	4,091,803

* An aggregate of 74,840 common shares, representing the aggregate number of shares held by officers and directors of the Company, have been deducted from the FOR vote in respect of this resolution.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Fennec Pharmaceuticals Inc. Amended and Restated Stock Option Plan (as amended on June 18, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date June 19, 2019	FENNEC PHARMACEUTICALS INC.

	By:	/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer